POWER OF ATTORNEY


     The undersigned officers and Trustees of TEMPLETON VARIABLE ANNUITY FUND (the "Registrant") hereby appoint Allan S. Mostoff, Jeffrey L. Steele, William
J. Kotapish, Deborah R. Gatzek, Barbara J. Green, Karen L. Skidmore, and John K. Carter (with full power to each of them to act alone) his attorney-in-fact and agent, in all capacities, to execute, and to file any of the documents referred to below relating to Post-Effective Amendments to the Registrant's registration statement on Form N-1A under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933 covering the sale of shares by the Registrant under prospectuses becoming effective after this date, including any amendment or amendments increasing or decreasing the amount of securities for which registration is being sought, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

     The undersigned officers and Trustees hereby execute this Power of Attorney as of this 12th day of December, 1996.


       /s/ Harris J. Ashton                   /s/ Rupert H. Johnson, Jr.
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     Harris J. Ashton, Trustee              Rupert H. Johnson, Jr., Trustee


       /s/ Nicholas F. Brady                     /s/ Betty P. Krahmer
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    Nicholas F. Brady, Trustee                 Betty P. Krahmer, Trustee


      /s/ S. Joseph Fortunato                    /s/ Gordon S. Macklin
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   S. Joseph Fortunato, Trustee           Gordon S. Macklin, Trustee


      /s/ John Wm. Galbraith                     /s/ Fred R. Millsaps
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    John Wm. Galbraith, Trustee                Fred R. Millsaps, Trustee


     /s/ Andrew H. Hines, Jr.               /s/ Hasso-G Von Diergardt-Naglo
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   Andrew H. Hines, Jr., Trustee         Hasso-G Von Diergardt-Naglo, Trustee


     /s/ Charles B. Johnson                    /s/ Charles E. Johnson
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   Charles B. Johnson, Trustee              Charles E. Johnson, President


                                                   /s/ James R. Baio
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                                              James R. Baio, Treasurer